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                                                                    EXHIBIT 10.7

                          TRADEMARK SECURITY AGREEMENT


        THIS TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of October 29, 1998, is made by each of FITZGERALDS GAMING CORPORATION, a Nevada corporation, FITZGERALDS SOUTH, INC., a Nevada corporation, FITZGERALDS MISSISSIPPI, INC., a Mississippi corporation, FITZGERALDS LAS VEGAS, INC., a Nevada corporation, FITZGERALDS FREMONT EXPERIENCE CORPORATION, a Nevada corporation, FITZGERALDS RENO, INC., a Nevada corporation, FITZGERALDS INCORPORATED, a Nevada corporation, FITZGERALDS BLACK HAWK, INC., a Nevada corporation, FITZGERALDS BLACK HAWK II, INC., a Colorado corporation, and 101 MAIN STREET LIMITED LIABILITY COMPANY, a Colorado limited liability company (individually, a "Debtor", and collectively and jointly and severally, the "Debtors"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Secured Party").

                                    RECITALS

        A. Borrower and Secured Party have entered into that certain Loan and Security Agreement, dated as of even date herewith (as amended, restated, supplemented, modified, renewed, extended, or refinanced from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to Borrower, and Borrower has granted to Secured Party a security interest in (among other things) all or substantially all of the general intangibles of Borrower (but excluding the Excluded Assets).

        B. Each of the Debtors other than Borrower and Secured Party have entered into the Guarantor Security Agreement, pursuant to which each such Debtor has granted to Secured Party a security interest in (among other things) all or substantially all of the general intangibles of such Debtor (but excluding the Excluded Assets).

        C. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of Secured Party under the Loan Agreement, each Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the United States Patent and Trademark Office and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the Trademark Collateral.


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                                   ASSIGNMENT

        NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, each Debtor hereby agrees in favor of Secured Party as follows:

        1. Definitions; Interpretation.

            (a) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

        "Borrower" means Fitzgeralds Gaming Corporation, a Nevada corporation.

        "Proceeds" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Trademark Collateral, including "proceeds" as defined at California UCC Section 9306, all insurance proceeds and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of any Debtor, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of any Debtor from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

        "PTO" means the United States Patent and Trademark Office and any successor thereto.

        "Secured Obligations" means all liabilities, obligations, or undertakings owing by each Debtor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which any one or more of the Debtors is required to pay pursuant to any of the foregoing, by law, or otherwise.

        "Trademark Collateral" has the meaning set forth in Section 2.


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        "Trademarks" has the meaning set forth in Section 2.

        "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

        "United States" and "U.S." each mean the United States of America.

             (b) Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

             (c) Interpretation. In this Agreement, except to the extent the context otherwise requires:

                 (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                 (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                 (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                 (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

                 (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                 (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                 (vii) Any captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

                 (viii) Capitalized words not otherwise defined herein shall have the respective meanings ascribed to them in the Loan Agreement.


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                (ix) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of any Debtor or Secured Party and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Trademark Collateral, shall not be deemed a conflict in the Loan Agreement.

        2. Security Interest.

            (a) Assignment and Grant of Security Interest. To secure the payment and performance of the Secured Obligations, each Debtor hereby assigns, transfers, conveys, and grants a security interest to Secured Party in, all of such Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising, and whether registered or unregistered (collectively, the "Trademark Collateral"):

                (i) all state (including common law), federal and foreign trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by that Debtor (unless otherwise prohibited by any license or related licensing agreement under circumstances where the granting of the security interest would have the effect under applicable law of the termination or permitting termination of the license for breach and where the licensor is not an affiliate of a Debtor), and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including without limitation any of the foregoing identified on Schedule A hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation or any trademark law or regulation of any foreign country and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in the name of that Debtor or in the name of Secured Party for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "Trademarks");


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                (ii) all claims, causes of action and rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

                (iii) all general intangibles related to or arising out of any of the Trademarks and all the goodwill of that Debtor's business symbolized by the Trademarks or associated therewith; and

                (iv) all products and Proceeds of any and all of the foregoing.

Anything in the Loan Documents to the contrary notwithstanding, the Trademark Collateral shall not include the Excluded Assets.

            (b) Continuing Security Interest. Each Debtor agrees that this Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with
Section 17.

        3. Further Assurances; Appointment of Secured Party as Attorney-in-Fact. Each Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Secured Party any and all documents and instruments, in form and substance satisfactory to Secured Party, and take any and all action, which Secured Party may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Secured Party's security interest in the Trademark Collateral and to accomplish the purposes of this Agreement. Secured Party shall have the right, in the name of each Debtor, or in the name of Secured Party or otherwise, without notice to or assent by that Debtor, and each Debtor hereby irrevocably constitutes and appoints Secured Party (and any of Secured Party's officers or employees or agents designated by Secured Party) as that Debtor's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of Debtor on all or any of such documents or instruments and perform all other acts that Secured Party deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Secured Party's security interest in, the Trademark Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Debtor, which Secured Party reasonably may deem necessary or advisable to maintain, preserve and protect the Trademark Collateral and to accomplish the purposes of this Agreement, including (A) after the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Trademark Collateral, (B) after the occurrence and during the continuance of any Event of Default, to assert or retain any rights under any license agreement for any of the Trademark Collateral, and (C) after the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use the Trademark Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Trademark Collateral (it being understood that so long as no Event of Default has occurred and is continuing, that Debtor


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may grant or issue licenses in the ordinary course of business with respect to the Trademark Collateral), and to assign, convey or otherwise transfer title in or dispose of the Trademark Collateral. The power of attorney set forth in this
Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 17.

        4. Representations and Warranties. Each Debtor represents and warrants to Secured Party as follows:

            (a) No Other Trademarks. Schedule A sets forth a true and correct list of all of the existing Trademarks that currently are registered, or for which any currently pending application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. or foreign jurisdiction, and that are owned or held (whether pursuant to a license or otherwise) or used by that Debtor.

            (b) Trademarks Subsisting. To the best of that Debtor's knowledge, each of the Trademarks listed in Schedule A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each of the Trademarks is valid and enforceable.

            (c) Ownership of Trademark Collateral; No Violation. (i) That Debtor has rights in and good and defensible title to the existing Trademark Collateral, (ii) with respect to the Trademark Collateral shown on Schedule A hereto as owned by it, that Debtor is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder and, subject to the Intercreditor Agreement, Liens in favor of the Indenture Trustee relative to the Senior Note Documents), including licenses, registered user agreements and covenants by that Debtor not to sue third persons, and (iii) with respect to any Trademarks for which that Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Trademark, each such license or licensing agreement is in full force and effect, that Debtor is not in default of any of its obligations thereunder and, other than the parties to such licenses or licensing agreements, no other Person has any rights in or to any of the Trademark Collateral. To the best of that Debtor's knowledge, the past, present and contemplated future use of the Trademark Collateral by that Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

            (d) No Infringement. To the best of that Debtor's knowledge, no material infringement or unauthorized use presently is being made of any of the Trademark Collateral by any Person.

            (e) Powers. That Debtor has the unqualified right, power and authority to pledge and to grant to Secured Party a security interest in all of that Debtor's right, title, and interest in and to the Trademark Collateral pursuant to this Agreement, and


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to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

        5. Covenants. So long as any of the Secured Obligations remain unsatisfied, each Debtor agrees that it will comply with all of the covenants, terms and provisions of this Agreement, the Loan Agreement and the other Loan Documents to which it is a party, and each Debtor will promptly give Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the Trademarks or the Trademark Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Trademarks as to which that Debtor is a licensee.

        6. Future Rights. For so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until Secured Party shall have released or terminated, in whole but not in part, its interest in the Trademark Collateral, if and when any Debtor shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of Section 2 shall automatically apply thereto and that Debtor shall give to Secured Party prompt notice thereof. Each Debtor shall do all things reasonably deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests of Secured Party in such future acquired Trademark Collateral. Each Debtor hereby authorizes Secured Party, if and to the extent such Debtor refuses to or fails timely to execute, deliver, or do same, to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on that Debtor's behalf and as its attorney-in-fact to include any future Trademarks which are or become Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

        7. Secured Party's Duties. Notwithstanding any provision contained in this Agreement, Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to any Debtor or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Secured Party hereunder or in connection herewith, Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Trademark Collateral.

        8. Remedies. Secured Party shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark Collateral or any other Collateral. Each Debtor agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Each Debtor agrees that Secured Party shall at all times have such royalty-free licenses, to the extent permitted by law, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with


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respect to (among other things) any tangible asset of any Debtor in which
Secured Party has a security interest, including Secured Party's rights to sell inventory, tooling or packaging which is acquired by any Debtor (or its successors, permitted assignees, or trustees in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of any Debtor or Secured Party, to enforce or protect any of the Trademark Collateral, in which event each Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce a material item or portion of such Trademark Collateral (and unless Secured Party otherwise agrees in writing), each Debtor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the material infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such material infringement, misappropriation or violation.

        9. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Debtor and Secured Party and their respective successors and permitted assigns.

        10. Notices. All notices and other communications hereunder to or from Secured Party or any Debtor shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

        11. GOVERNING LAW AND VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE ASSIGNMENT AND SECURITY INTERESTS HEREUNDER IN RESPECT OF ANY PROPERTY ARE GOVERNED BY FEDERAL LAW, IN WHICH CASE SUCH CHOICE OF CALIFORNIA LAW SHALL NOT BE DEEMED TO DEPRIVE SECURED PARTY OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER JURISDICTION IN WHICH THE TRADEMARK COLLATERAL IS LOCATED IN CONNECTION WITH THE


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EXERCISE OF SECURED PARTY'S RIGHTS AND REMEDIES AS A SECURED CREDITOR WITH
RESPECT TO SUCH TRADEMARK COLLATERAL. EACH DEBTOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.

            EACH DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH DEBTOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        12. Entire Agreement; Amendment. This Agreement, together with the Schedules hereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof.

        13. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

        14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.


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        15. Loan Agreement. Each Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Loan Agreement, the Guarantor Security Agreement, and the other Loan Documents and all such rights and remedies are cumulative.

        16. No Inconsistent Requirements. Each Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

        17. Termination. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by the Debtors, at the Debtors' expense, as shall be necessary to evidence termination of the security interest granted by any Debtor to Secured Party hereunder.

        18. Waivers.

            (a) To the maximum extent permitted by law, each Debtor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to Section 2.10 of the Loan Agreement and Debtor's right to make inquiry of Secured Party to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase such Debtor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default under the Loan Agreement; and (vii) all other notices (except if such notice is specifically required to be given to such Debtor under this Agreement) and demands to which such Debtor might otherwise be entitled.

            (b) To the fullest extent permitted by applicable law, each Debtor waives the right by statute or otherwise to require Secured Party to institute suit against Borrower or to exhaust any rights and remedies which Secured Party has or may have against Borrower. Each Debtor further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally indefeasibly paid) of Borrower or by reason of the cessation from any cause (other than that the Obligations shall have been fully and finally indefeasibly paid) whatsoever of the liability of Borrower in respect thereof.


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            (c) To the maximum extent permitted by law, each Debtor hereby waives: (i) any rights to assert against Secured Party any defense (legal or equitable), set-off, counterclaim, or claim which such Debtor may now or at any time hereafter have against Borrower or any other party liable to Secured Party on account of or with respect to the Obligations; (ii any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future sufficiency, validity, or enforceability of the Obligations; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Secured Party including, to the extent applicable, the provisions of Sections 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction;
(iv) the benefit of any statute of limitations affecting any Debtor's liability hereunder or the enforcement thereof.

            (d) To the maximum extent permitted by law, each Debtor hereby waives any right of subrogation that such Debtor has or may have as against any other Debtor with respect to the Obligations. In addition, each Debtor hereby waives any right to proceed against any other Debtor, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Obligations. Each Debtor also hereby waives any right to proceed or to seek recourse against or with respect to any property or asset of any other Debtor. As between any Debtor and Secured Party, each Debtor hereby agrees that, in light of the waivers contained in this Section, such Debtor shall not be deemed to be a "creditor" (as that term is defined in the Bankruptcy Code or otherwise) of any other Debtor, whether for purposes of the application of Sections 547 or 550 of the United States Bankruptcy Code or otherwise.

            (e) If any of the Secured Obligations at any time are secured by a mortgage or deed of trust upon real property, Secured Party may elect, in its sole discretion, upon a default with respect to the Secured Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Agreement, without diminishing or affecting the liability of any Debtor hereunder. Each Debtor understands that (i) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Secured Party nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Debtor against Borrower or guarantors or sureties, and (ii) absent the waiver given by such Debtor herein, such an election might estop Secured Party from enforcing this Agreement against such Debtor. Understanding the foregoing, and understanding that each Debtor is hereby relinquishing a defense to the enforceability of this Agreement, each Debtor hereby waives any right to assert against Secured Party any defense to the enforcement of this Agreement, whether denominated "estoppel" or otherwise, based on or arising from an election by Secured Party nonjudicially to foreclose any such mortgage or deed of trust. Each Debtor understands that the effect of the foregoing waiver may be that such Debtor may have liability hereunder for amounts with respect to which such Debtor may be left without rights


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of subrogation, reimbursement, contribution, or indemnity against Borrower or guarantors or sureties. Each Debtor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Debtor's liability under this Agreement.

            (f) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH DEBTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE Sections 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2838, 2839, 2845, 2848, 2849, AND 2850, TO THE
EXTENT APPLICABLE, CALIFORNIA CODE OF CIVIL PROCEDURE Sections 580a, 580b, 580c, 580d, AND 726, AND, TO THE EXTENT APPLICABLE, CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

            (g) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH DEBTOR HEREBY WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY SECURED PARTY, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A SECURED OBLIGATION, HAS DESTROYED SUCH DEBTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION 580d OF THE CODE OF CIVIL PROCEDURE OR OTHERWISE.

                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                                       FITZGERALDS GAMING CORPORATION, a
                                       Nevada corporation
                                       FITZGERALDS SOUTH, INC., a Nevada
                                       corporation
                                       FITZGERALDS MISSISSIPPI, INC., a
                                       Mississippi corporation
                                       FITZGERALDS LAS VEGAS, INC., a Nevada
                                       corporation
                                       FITZGERALDS FREMONT EXPERIENCE
                                       CORPORATION, a Nevada corporation
                                       FITZGERALDS RENO, INC., a Nevada
                                       corporation
                                       FITZGERALDS INCORPORATED, a Nevada
                                       corporation
                                       FITZGERALDS BLACK HAWK, INC., a
                                       Nevada corporation
                                       FITZGERALDS BLACK HAWK II, INC., a
                                       Colorado corporation
                                       101 MAIN STREET LIMITED LIABILITY
                                       COMPANY, a Colorado limited liability
                                       company

                                       By /s/ MICHAEL E. McPHERSON
                                          --------------------------------------
                                          Name: Michael E. McPherson
                                          Title: Senior Vice President,
                                          Chief Financial Officer, Treasurer,
                                          and Secretary of each of the
                                          above-listed companies

                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation


                                       By /s/ BRIAN DUFFY
                                          --------------------------------------
                                          Title: President

STATE OF CALIFORNIA         )
                            )  ss
COUNTY OF LOS ANGELES       )


        On October 29, 1998, before me, Kiersten Polk, Notary Public, personally appeared Brian Duffy, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                       WITNESS my hand and official seal.

                                       /s/ KIERSTEN POLK
                                       -----------------------
                                       Signature

[SEAL] KIERSTEN POLK
       Commission #1100940
       Notary Public--California
       Los Angeles County
       My Comm. Expires Jun 14, 2000


STATE OF CALIFORNIA         )
                            )  ss
COUNTY OF LOS ANGELES       )


        On October 29, 1998, before me, Kiersten Polk, Notary Public, personally appeared Michael E. McPherson, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(ies), and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                       WITNESS my hand and official seal.


                                       /s/ KIERSTEN POLK
                                       -----------------------
                                       Signature


[SEAL] KIERSTEN POLK
       Commission #1100940
       Notary Public--California
       Los Angeles County
       My Comm. Expires Jun 14, 2000

SCHEDULE 7(a)

SCHEDULE TO TRADEMARK SECURITY AGREEMENT

Fitzgeralds Gaming Corporation ("FGC")
Fitzgeralds Reno, Inc. ("FRI")

1. FGC Trademarks schedule (as at 10/28/98)
2. FGC State of Nevada Trademarks schedule (as at 11/28/97)
3. FRI State of Nevada Trademarks schedule (as at 11/28/97)

                                       1